Exhibit 99.1

Getty Images and CC Neuberger Principal Holdings II Complete Business Combination

July 22, 2022

Getty Images Common Stock Expected to Begin Trading on July 25 on New York Stock Exchange Under Ticker Symbol “GETY” Company Leadership, Employees and Photographers Will Ring Opening Bell on August 15

NEW YORK, July 22, 2022 (GLOBE NEWSWIRE) -- Getty Images (or the “Company”), a preeminent global visual content creator and marketplace, and CC Neuberger Principal Holdings (NYSE:PRPB) (“CC Neuberger”), a publicly traded special purpose acquisition company, today announced the completion of their previously announced business combination.

Upon completion of the business combination, the combined company has been renamed Getty Images Holdings, Inc. Beginning on July 25, 2022, the Company’s common stock and warrants are expected to begin trading on the New York Stock Exchange under the symbols “GETY” and “GETY WS,” respectively.

Craig Peters, CEO of Getty Images, said, “Getty Images moves the world with content that can’t be found anywhere else. We believe that our diverse, premium, and exclusive content partner base creates the most iconic moments of our time. Our team develops technology and harnesses data to generate unique insights for our customers, and our archive dates back to the beginning of photography. The decision to return to public markets enables us to continue defining and growing the creative economy in partnership with our stockholders. We are excited to partner with Chinh and CC Neuberger, in addition to the Getty family and Koch Equity Development affiliate, Koch Icon Investments, as we enter this new stage.”

“Getty Images is an iconic company at the nexus of the digital economy. The backdrop of growing demand for creative imagery paired with the Company’s ability to deliver compelling customer value through its high-quality imagery positions the business well to meet evolving customer needs and to drive future growth,” said Chinh Chu, Founder and Senior Managing Director of CC Capital and Charles Kantor, Senior Portfolio Manager of Neuberger Berman. “We are excited to partner with Craig and his world-class management team, who we believe will continue to deliver long-term value creation as a public company.”

Mark Getty, Co-Founder and Chairman of Getty Images, said, “Getty Images is one of the first places that people turn for content that builds connections because they know it is produced by incredible photographers and videographers. We believe our return to the public markets will enable us to invest aggressively in the products and services that will allow us to meet the needs of everyone – from large companies to agencies to individual members of the booming creative economy. I am excited for all that lies ahead for us.”

Mark Getty will continue to serve as Chairman, while Craig Peters will continue to lead Getty Images as CEO, along with the current Getty Images management team.

To celebrate the completion of the business combination, the Company’s leadership, employees and photographers will ring the opening bell at the NYSE on August 15. A live stream of the event and replay can be accessed by visiting https://www.nyse.com/bell.

Advisors

Rothschild & Co served as lead financial advisor to CC Neuberger Principal Holdings II, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. served as capital markets advisors, and Solomon Partners Securities, LLC served as a financial advisor providing a fairness opinion to the Board of CC Neuberger. Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC acted as financial advisors to Getty Images. Weil Gotshal & Manges LLP acted as legal counsel to Getty Images, and Kirkland & Ellis LLP acted as legal counsel to CC Neuberger. Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as legal counsel and Berenson & Company acted as financial advisor to the Getty family. Jones Day acted as legal counsel and PJT Partners acted as financial advisor to Koch Equity Development.

About Getty Images:

Getty Images is a preeminent global visual content creator and marketplace that offers a full range of content solutions to meet the needs of any customer around the globe, no matter their size. Through its Getty Images, iStock and Unsplash brands, websites and APIs, Getty Images serves customers in almost every country in the world and is the first-place people turn to discover, purchase and share powerful visual content from the world’s best photographers and videographers. Getty Images works with over 488,000 contributors and more than 300 premium content partners to deliver this powerful and comprehensive content. Each year Getty Images covers approximately 160,000 news, sport and entertainment events providing depth and breadth of coverage that is unmatched. Getty Images maintains one of the largest and best privately-owned photographic archives in the world with millions of images dating back to the beginning of photography.

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Forward Looking Statements

This press release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward- looking statements include information concerning the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the previously announced business combination (the “Business Combination”) will generate returns for stockholders. These forward-looking statements are based on the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events.

When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company‘s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the ability to maintain the applicable stock exchange listing standards following the consummation of the Business Combination; (b) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (c) costs related to the Business Combination; (d) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s statement on accounting and reporting considerations for warrants in special purpose acquisition companies); (e) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (f) the Company’s estimates of expenses and profitability and (g) other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations.

Investor Contact:

Solebury Trout for Getty Images

Investorrelations@gettyimages.com

Media Contacts:

Getty Images

Anne Flanagan

Anne.flanagan@gettyimages.com